UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 28, 2024

Date of Report (Date of earliest event reported)

Aetherium Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41189	86-3449713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

79B Pemberwick Rd. Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 450-6836

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	GMFIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GMFI	The Nasdaq Stock Market LLC
Warrants	GMFIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement

The following summary and description of the Agreement does not purport to be complete, describes the material provisions of the Agreement (as defined below), and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference. Unless otherwise defined herein, the capitalized terms used in this Current Report on Form 8-K are defined in the Agreement.

General Terms and Effects; Closing

On February 28, 2024, Aetherium Acquisition Corp, a Delaware corporation (“Aetherium” or “Purchaser”), entered into a definitive Business Combination Agreement (the “Business Combination Agreement”) with Capital A Berhad, a Malaysian company (“Parent”), (iii) Capital A International, a Cayman Islands exempted company and a wholly-owned subsidiary of Parent (“Pubco”); (iv) Aether Merger Sub Inc., a Delaware corporation and a wholly-owned Subsidiary of Pubco (“Merger Sub”), and (v) Brand AA Sdn Bhd, a Malaysian company and a wholly-owned Subsidiary of Parent (the “Company”). Aetherium, Parent, Pubco, Merger Sub and the Company are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”). The transactions contemplated in the Business Combination Agreement are in connection with Aetherium’s initial business combination and are hereinafter referred to as the “Business Combination.”

In connection with the Business Combination, (a) pursuant to that certain Share Transfer Agreement (the “Share Transfer Agreement”), dated as of February 28, 2024, between Parent and Pubco, Parent shall transfer to Pubco all of the issued and outstanding shares of the Company (the “Company Shares”) (the “Company Brand Disposal”) and (b) Merger Sub will merge with and into Aetherium, with Aetherium continuing as the surviving corporation, as a result of which Aetherium shall become a wholly-owned Subsidiary of Pubco (the “Merger” and, together with the Company Brand Disposal and collectively with the other transactions contemplated by the Business Combination Agreement and the ancillary documents, the “Transactions”), in each case, upon the terms and subject to the conditions set forth in the Share Transfer Agreement and the Business Combination Agreement. The Business Combination is expected to close in the second half of 2024, following the receipt of the required approval by Aetherium’s shareholders and the fulfillment of each Party’s closing conditions.

Transaction Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, upon the Closing, as consideration for the Business Combination, including the Company Brand Disposal, and in the amount of $1,150,000,000 (the “Aggregate Transaction Consideration Value”), (a) Pubco shall (i) cause the Company to assume the obligations of Asia Aviation Capital Limited under the Castlelake Facility (as defined in the Business Combination Agreement) in connection with the assignment of the Castlelake Facility from Asia Aviation Capital Limited to the Company and (ii) issue to Parent a number of newly-issued ordinary shares of Pubco (the “Pubco Ordinary Shares”) equal to the quotient of (x) $1,000,000,000 (the “Equity Value”) divided by (y) $10.00 (the “Transaction Consideration Shares”); and (b) concurrently with, or immediately after, the issuance of the Transaction Consideration Shares by Pubco, Parent shall effectuate a distribution, by way of a distribution-in-specie in connection with a proposed reduction and repayment of its share capital pursuant to Section 116 of the Malaysia Companies Act 2016, of up to 51% of the Transaction Consideration Shares to the shareholders of Parent based on their respective shareholdings as of a date to be determined by Parent (such Transaction Consideration Shares to be distributed by Parent to its shareholders, the “Common Transaction Consideration Shares”).

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by Aetherium, Company, Pubco, Merger Sub, and Parent, as of the date of such agreement or other specific dates for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect, knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents thereto, subject to certain customary exceptions.

In the Business Combination Agreement, Aetherium made certain customary representations and warranties to Parent, the Company, Pubco and Merger Sub, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings and financial statements; (7) absence of certain changes; (8) compliance with laws; (9) litigation, actions, orders and permits; (10) taxes and returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with affiliates; (15) Investment Company Act of 1940 (“Investment Company Act”); (16) finders and brokers; (17) business practices; (18) insurance; (19) independent investigation; (20) information supplied; and (21) Aetherium’s trust account.

In the Business Combination Agreement, Pubco and Merger Sub made certain customary representations and warranties to Aetherium, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) Pubco and Merger Sub’s business activities subsidiaries; (7) finders and brokers; and (8) Pubco and Merger Sub’s information supplied.

Additionally, the Company made certain customary representations and warranties to Aetherium, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) the Company’s subsidiaries; (5) capitalization; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) the Company’s permits; (11) litigation; (12) material contracts; (13) intellectual property; (14) privacy compliance; (15) taxes and tax returns; finders and brokers; (16) real property; (17) personal property; (18) title to and sufficiency of assets; (19) employee matters; (20) employee benefit plans; (21) environmental matters; (22) transactions with related parties; (23) insurance; (24) top customers and suppliers; (25) certain business practices; (26) brokers and finders; (27) information supplied; and (28) independent investigation.

In addition, Parent made certain customary representations and warranties to Aetherium, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) ownership; (4) government approvals; (5) non-contravention; (6) finders and brokers; (7) information supplied; and (8) independent investigation.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) Aetherium’s public filing obligations and the Company’s obligation to deliver financial statements; (4) no solicitation of, or entering into, any alternative competing transactions; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to obtain third party and regulatory approvals; (8) further assurances; (9) public announcements; (10) confidentiality; (11) indemnification of directors and officers after the Closing and tail insurance; (12) use of trust proceeds after the Closing; (13) efforts to conduct a private placement, backstop or redemption waiver arrangements, if sought; and (14) issuance of equity awards by Pubco in terms and conditions determined by the Parent.

The parties also agreed to take all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of those directors mutually agreed between Purchaser and Parent.

Registration Statement on Form F-4

Aetherium and Pubco also agreed to prepare with the reasonable assistance of the Company, and Pubco shall file with the Securities and Exchange Commission (“SEC”), a registration statement on Form F-4/F-1 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Common Transaction Consideration Shares and the securities of Pubco to be issued to the holders of the Aetherium securities, which Registration Statement will contain a proxy statement for the purpose of soliciting proxies from the shareholders of Aetherium for the matters relating to the Transactions to be acted on at the extraordinary general meeting of the shareholders of Aetherium and providing such shareholders with an opportunity to participate in the redemption by Aetherium of its public shareholders in connection with Aetherium’s initial business combination, as required by its amended and restated memorandum and articles of association (the “Redemption”). The parties made customary covenants regarding the Registration Statement.

Survival and Indemnification

The representations and warranties covenants, obligations and agreements of Aetherium, the Company, Pubco, Merger Sub, and Parent will not survive the Closing unless by their terms they apply to or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Business Combination Agreement and the Transactions as set forth in the Proxy Statement by the requisite vote of Aetherium’s shareholders; (ii) any waiting period under any Antitrust Laws shall have expired or been terminated; (iii) receipt of all requisite regulatory approvals and consents required to be obtained from any regulatory authority or third person in order to consummate the Transactions; (iv) no law or order preventing or prohibiting the Transactions; (v) the Registration Statement shall have been declared effective by the SEC and shall remain effective as of the Closing, and any required filings and approvals by Nasdaq or NYSE in connection with the Registration Statement shall have been obtained; (vi) the Pubco Ordinary Shares and Pubco Warrants shall have been approved for listing on Nasdaq or NYSE; (vii) the shareholders of Parent shall have approved Parent Regularization Plan at an extraordinary general meeting of Parent’s shareholders; (viii) Bursa Malaysia Securities Berhad, the Malaysian securities exchange regulator, shall have approved the Parent Regularization Plan; and (ix) the Parent Convertible Security Holders shall have approved the Parent Regularization Plan.

In addition, unless waived by the Company, the obligations of Parent, the Company, Pubco, and the Merger Sub to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Aetherium being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to specified exceptions); (ii) Aetherium having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (iii) absence of any Material Adverse Effect with respect to Aetherium since the date of the Business Combination Agreement which is continuing and uncured; (iv) all Ancillary Documents (as defined in the Business Combination Agreement) shall have been duly executed by each respective party thereto and shall be in full force and effect in accordance with their terms as of the Closing; (v) except for continuing officers and directors, all officers and directors of Aetherium shall have executed written resignations effective as of immediately prior to the Closing; (vi) the covenants of Aetherium Capital Holdings LLC (the “Sponsor”) required to be performed under the Sponsor Support Agreement (as discussed below) as of or prior to the Closing shall have been performed; (vii) the SEC shall not object to Pubco’s registration of the Common Transaction Consideration Shares on the Registration Statement, such that the Common Transaction Consideration Shares received by non-affiliate Parent shareholders shall be freely tradeable upon the consummation of the Business Combination under applicable U.S. securities laws; (viii) Aetherium shall have delivered to the Company a closing certificate signed by an executive officer of Aetherium certifying as to the satisfaction of certain closing conditions; (ix) delivery of the Registration Rights Agreement and Lock-Up Agreement, duly executed by Sponsor; (x) Aetherium shall have delivered to Pubco a FIRPTA certificate; (xi) Aetherium shall have at least $5,000,001 of net tangible assets both prior to the Closing and remaining after giving effect to any redemptions , the receipt of funds under the PIPE Investment, if any, and the other Transactions contemplated to occur on the Closing Date, including the payment of all Expenses of Aetherium and the Company; and (xii) Aetherium shall have obtained a novation or waiver from the creditors of its IPO deferred underwriting fees that is satisfactory to Parent.

Unless waived by Aetherium, the obligations of Aetherium, to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of the Company, Pubco, and Merger Sub being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to specified exceptions); (ii) the Company, Pubco, and Merger Sub having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (iii) absence of any Material Adverse Effect with respect to the Company, Pubco or Merger Sub since the date of the Business Combination Agreement which is continuing and uncured; (iv) Aetherium shall have received a certificate from the Company by an executive officer of the Company certifying as to the satisfaction of certain closing conditions of the Registration Rights Agreement and Lock-Up Agreement, duly executed by all parties thereto other than Sponsor (vi) Aetherium shall have received a copy of the IP Assignment Agreement with respect to the assignment of the Untransferred Registered IP, duly executed by each of the IP Owning Affiliates (each as defined in the Business Combination Agreement).

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either Aetherium or the Company if the Closing has not occurred on or prior to December 31, 2024 (the “Outside Date”). A party is not entitled to terminate the Business Combination Agreement if the failure of the Closing to occur by such date was caused by or the result of a breach of the Business Combination Agreement by such party.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances prior the Closing, including, among other reasons: (i) by mutual written consent of Aetherium and the Company; (ii) by either Aetherium or the Parent if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iii) by the Parent for Aetherium’s material uncured breach of the Business Combination Agreement, if the breach would result in the failure of the related Closing condition; (iv) by Aetherium for the material uncured breach of the Business Combination Agreement by the Company, Pubco, Merger Sub or any Seller, if the breach would result in the failure of the related Closing condition; (v) by Aetherium if there has been a Material Adverse Effect with respect to the Company which is uncured and continuing; (vi) by either Aetherium or Parent if the Special Meeting to approve the Business Combination is held and concluded and the requisite approval of the Purchaser stockholders is not obtained; or (vii) by if receives a delisting determination by Nasdaq, or trading in Purchaser’s securities is suspended for more than one trading day.

If the Business Combination Agreement is terminated, all obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, fees and expenses, trust account waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for certain fraud claims or for willful breach of the Business Combination Agreement prior to the termination.

Trust Account Waiver and Releases

The Parent, the Company, Pubco and Merger Sub have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Aetherium’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom directly or indirectly to Aetherium’s stockholders).

Governing Law

The Business Combination Agreement is governed by New York law. Any state or federal court located in New York, New York will have exclusive jurisdiction.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement’s full text filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference. The Agreement has been filed to provide investors with information regarding its terms and is not intended to provide any factual or other information about Aetherium, New Quantum or any other Party to the Business Combination Agreement. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual statements of fact about the parties. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Aetherium’s public disclosures. Shareholders of Aetherium and other interested parties are urged to read the Business Combination Agreement in its entirety.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, Parent, Pubco, Aetherium and the Sponsor entered into a sponsor support agreement (the “Sponsor Support Agreement”) providing that, among other things, (i) the Sponsor shall vote its shares of Common Stock in favor of the adoption and approval of the Business Combination Agreement and the Transactions, (ii) if the Business Combination Agreement is terminated, the Sponsor shall reimburse Parent in cash for expenses of Aetherium paid by Parent or its affiliates on behalf of Aetherium, (iii) in connection with the payment by Aetherium of certain amount of Excise Taxes, the Sponsor shall transfer, directly or constructively (including pursuant to a forfeiture and reissuance), a number of shares of Aetherium Common Stock, to or as directed by Parent, and (iv) if applicable, the Sponsor shall, with respect to certain amounts outstanding at the Closing under any working capital loans, (A) convert such amounts into Aetherium units and/or forgive such amounts.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Sponsor Support Agreement, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated by reference.

Registration Rights Agreement and Lock-Up Agreement

Also in connection with the Business Combination Agreement, at the Closing, Pubco, the Sponsor, Parent and certain shareholders of Parent shall enter into a Registration Rights and Lock-Up Agreement. The Registration Rights and Lock-Up Agreement will provide that Pubco will be obligated to file a registration statement after Closing to register the resale of certain securities, and will also provide the respective parties with “piggy-back” registration rights, subject to certain requirements and customary conditions.

PIPE Investment

In connection with entry into the Business Combination Agreement, Aetherium shall use commercially reasonable efforts as practicable, after the date of the Business Combination Agreement and during the Interim Period, to enter into and consummate subscription agreements with investors relating to a private equity investment in Aetherium or Pubco to purchase shares of Aetherium or Pubco (“PIPE Shares”) in connection with a private placement, and/or enter into backstop arrangements with potential investors, in either case on terms mutually agreeable to Parent and Aetherium, acting reasonably (a “PIPE Investment”). If Aetherium seeks a PIPE Investment, Parent, Aetherium and the Company shall, and shall cause their respective representatives to, cooperate with each other and their respective representatives in connection with such PIPE Investment and use their respective commercially reasonable efforts to cause such PIPE Investment to occur (including having Parent’s senior management participate in any investor meetings and roadshows as reasonably requested by Aetherium). At the election of Aetherium, Parent and the Company, any PIPE Investment may take the form of a convertible debt financing whereby the PIPE Investors shall enter into convertible note purchase agreements or other alternative financing, including an equity line of credit. For avoidance of doubt, there is no present requirement to pursue a PIPE Investment.

Forward-Looking Statements

The information in this report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of Aetherium, the Company, Pubco, Parent, and Merger Sub following the proposed Business Combination; (3) changes in the market for the Pubco’s brand and expansion plans and opportunities; (4) Pubco, the Company, Parent, and Merger Sub’s economics; (5) the sources and uses of cash of the proposed Business Combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; (7) the projected growth and intellectual property developments of Pubco, the Company, Parent, and Merger Sub and theirs competitors; (8) anticipated short- and long-term customer growth of the Air Asia brand companies; (9) current and future potential commercial and customer relationships; (10) the ability to grow Pubco, the Company, Parent, and Merger Sub’s operating companies efficiently at scale; and (11) expectations related to the terms and timing of the proposed Business Combination.

These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of Pubco, the Company, Parent, Merger Sub and Aetherium’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Pubco, the Company, Parent, Merger Sub and Aetherium. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Pubco, the Company, Parent, and Merger Sub; Pubco, the Company, Parent, and Merger Sub’s ability to successfully implement its growth strategy; risks relating to Pubco, the Company, Parent, and Merger Sub’s operations and business, including information technology and cybersecurity risks, demand for Pubco, the Company, Parent, and Merger Sub’s current and future offerings; risks related to increased competition; risks relating to potential disruption in the transportation and aviation industry; risks that Pubco, the Company, Parent, and Merger Sub are unable to secure or protect its intellectual property; risks of liability or regulatory lawsuits relating to the Company’s intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against Pubco, the Company, Parent, Merger Sub, or Aetherium or other following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of the Company to execute its business model, including continued market acceptance of its brands and achieving sufficient volumes at acceptable levels and prices; and those risk factors discussed in documents of Pubco and Aetherium filed, or to be filed, with the SEC.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Aetherium, Pubco, the Company, Parent, and Merger Sub presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Aetherium, Pubco, the Company, Parent, and Merger Sub’s expectations, plans or forecasts of future events and views as of the date of this report. Aetherium, Pubco, the Company, Parent, and Merger Sub anticipate that subsequent events and developments will cause their assessments to change. However, while Aetherium, Pubco, the Company, Parent, and Merger Sub may elect to update these forward-looking statements at some point in the future, Aetherium, Pubco, the Company, Parent, and Merger Sub specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Aetherium. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

Pubco intends to file with the SEC, a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Aetherium and a prospectus in connection with the proposed Business Combination involving Aetherium, Pubco, the Company, Parent and Merger Sub. The definitive proxy statement and other relevant documents will be mailed to stockholders of Aetherium as of a record date to be established for voting on Aetherium’s proposed Business Combination with the Company. STOCKHOLDERS OF AETHERIUM AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AETHERIUM’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT AETHERIUM, THE COMPANY, PUBCO, PARENT, MERGER SUB AND THE BUSINESS COMBINATION. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Aetherium Acquisition Corp., 79B Pemberwick Road, Greenwich, CT 06831, Attention: Jonathan Chan.

Participants in the Business Combination

Pubco, Aetherium and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aetherium in connection with the Business Combination. Information regarding the officers and directors of Aetherium is set forth in Aetherium’s annual report on Form 10-K, which was filed with the SEC on April 17, 2023. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Business Combination Agreement, dated as of dated as of February 28, 2024, by and among Aetherium Acquisition Corp, Aether Merger Sub Inc., Capital A Berhad, Capital A International, and Brand AA Sdn Bhd.

2.2	Sponsor Support Agreement, dated as of February 28, 2024, by and among Aetherium Acquisition Corp, Aetherium Capital Holdings LLC, Capital A Berhad, and Capital A International.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2024

AETHERIUM ACQUISITION CORP.

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Chief Executive Officer and Chairman